                                                                    EXHIBIT 99.1



                              WFS FINANCIAL 2002-4
                                   OWNER TRUST

                   $1,350,000,000 AUTO RECEIVABLE BACKED NOTES

                           WFS RECEIVABLES CORPORATION
                                     SELLER

                                WFS FINANCIAL INC
                                 MASTER SERVICER


                       $245,000,000 ___ % CLASS A-1 NOTES

                   $280,000,000 FLOATING RATE CLASS A-2 NOTES

                       $250,000,000 ___ % CLASS A-3A NOTES
                   $250,000,000 FLOATING RATE CLASS A-3B NOTES

                       $162,500,000 ___ % CLASS A-4A NOTES
                   $162,500,000 FLOATING RATE CLASS A-4B NOTES


                                      TERM SHEET

               The information contained in the attached Computational Materials relating to the WFS Financial 2002-4 Owner Trust is referred to as the "Information."

               The attached Term Sheet has been prepared by WFS Financial Inc. Neither Credit Suisse First Boston ("CSFB") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

               The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

               The Information addresses only certain aspects of the securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

               Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in the communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the securities discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at 212-325-2747.

                                ----------------

               The information contained in the attached Computational Materials relating to the WFS Financial 2002-4 Owner Trust is referred to as the "Information".

               The Computational Materials have been prepared by WFS Financial Inc. Neither Banc of America Securities LLC ("BAS") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information in the Computational Materials. The Information contained in the Computational Materials is preliminary and will be superseded by the applicable final prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

               The Information contained in the Computational Materials will be superseded by the description of the collateral contained in the final prospectus supplement relating to the securities.

               The Information addresses only certain aspects of the securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

               Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then-current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Prospectus Department of BAS at 704-386-2096.

                                ----------------

               The information contained in the attached Computational Materials relating to the WFS Financial 2002-4 Owner Trust is referred to as the "Information".

               The Computational Materials have been prepared by WFS Financial Inc. Neither Deutsche Bank Securities Inc. ("Deutsche Bank") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information in the Computational Materials. The Information contained in the Computational Materials is preliminary and will be superseded by the applicable final prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

               The Information contained in the Computational Materials will be superseded by the description of the collateral pool contained in the final prospectus supplement relating to the securities.

               The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

               Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then-current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Deutsche Bank Trading Desk at 212-469-7730.

                                ----------------

               The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above-referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at 212-723-6171.


                                ----------------

                           WFS FINANCIAL 2002-4 OWNER TRUST

                                   WFS FINANCIAL INC

                                    MASTER SERVICER

                           TERM SHEET DATED OCTOBER 29, 2002

                                  SUBJECT TO REVISION


THE PARTIES:

The Issuer............................    WFS Financial 2002-4 Owner Trust, or the trust

Seller................................    WFS Receivables Corporation, or WFSRC

Master Servicer.......................    WFS Financial Inc, or WFS

The Insurer...........................    Financial Security Assurance, Inc., or Financial
                                          Security

Indenture Trustee.....................    Deutsche Bank Trust Company Americas

Owner Trustee.........................    Chase Manhattan Bank USA, National Association

IMPORTANT DATES:

Statistical Calculation Date.........     October 26, 2002, the date used in preparing the
                                          statistical information in this term sheet.

Cut-Off Date..........................    Expected to be November 12, 2002.

Closing Date..........................    Expected to be November 14, 2002.

Distribution Dates....................    Payments of interest and principal will be made
                                          on the Notes on each February 20, May 20, August
                                          20 and November 20. If any of those days is not
                                          a business day, payment will be made on the next
                                          following business day. Principal will be paid
                                          in order to the earliest maturing class until
                                          that class is paid in full. The initial date
                                          upon which payments will be made is February 20,
                                          2003.

Final Scheduled Distribution Dates....    If not paid earlier, the outstanding principal
                                          balance of the Class A-1 Notes will be paid on
                                          November 20, 2003, of the Class A-2 Notes will
                                          be paid on August 20, 2005, of the Class A-3A
                                          and Class A-3B Notes will be paid on August 20,
                                          2007 and of the Class A-

                                          4A and Class A-4B Notes will be paid on August
                                          20, 2010. If any of those days is not a business
                                          day, payment will be made on the next succeeding
                                          business day.

THE SECURITIES:

The Notes.............................    The following classes of Notes will be issued by the
                                          trust:

                                           PRINCIPAL                INTEREST RATE
NOTE CLASS                                  AMOUNT                   PER ANNUM
----------                                 ---------                -------------
A-1......................................   $245,000,000            ___ %

A-2......................................   $280,000,000            3-month LIBOR + ___%

A-3A.....................................   $250,000,000            ___ %
A-3B.....................................   $250,000,000            3-month LIBOR + ___%

A-4A.....................................   $162,500,000            ___ %
A-4B.....................................   $162,500,000            3-month LIBOR + ___%

                                          The Notes will represent obligations
                                          of the trust secured by the assets of
                                          the trust. The Notes will be issued in
                                          book-entry form and issued in minimum
                                          denominations of $1,000 and in
                                          multiples of $1,000 in excess thereof.
                                          The Notes will be issued in six
                                          classes and will bear interest at the
                                          rates set forth above and calculated
                                          in the manner described below under
                                          "Interest Calculation".

The Certificates......................    The trust will issue WFS Financial
                                          2002-4 Owner Trust Auto Receivable
                                          Backed Certificates, which are not
                                          being offered by this term sheet. All
                                          payments in respect of the
                                          certificates will be subordinated to
                                          payments on the Notes.

Ratings of the Notes..................    It is a condition to the issuance of
                                          the Notes that each class of Notes be
                                          assigned the following ratings:


                                                              RATING
                                                              ------
NOTE                                              STANDARD &
CLASS                                               POOR'S              MOODY'S
-----                                             ----------            -------
A-1............................................      A-1+               Prime-1
A-2............................................      AAA                  Aaa
A-3A...........................................      AAA                  Aaa
A-3B...........................................      AAA                  Aaa
A-4A...........................................      AAA                  Aaa
A-4B...........................................      AAA                  Aaa

                                          These ratings will be obtained from
                                          Moody's Investors Service and Standard
                                          & Poor's Rating Services, a Division
                                          of The McGraw-Hill Companies, Inc. A
                                          rating can be lowered, qualified or
                                          withdrawn by the rating agency which
                                          has assigned that rating.

Interest Calculation..................    Interest on the Class A-1 Notes will
                                          accrue at the fixed interest rate
                                          applicable to that class from, and
                                          including, the prior Distribution Date
                                          (or from, and including, the Closing
                                          Date with respect to the first
                                          Distribution Date) to, but excluding,
                                          the current Distribution Date.
                                          Interest on the Class A-1 Notes will
                                          be calculated based upon the actual
                                          number of days elapsed and a 360-day
                                          year.

                                          Interest on the Class A-3A Notes and
                                          Class A-4A Notes will accrue at the
                                          fixed interest rate applicable to each
                                          class from, and including, the 20th
                                          day of the month of the prior
                                          Distribution Date (or from, and
                                          including, the Closing Date with
                                          respect to the first Distribution
                                          Date) to, but excluding, the 20th day
                                          of the month of the current
                                          Distribution Date. Interest on these
                                          Notes will be calculated on the basis
                                          of a 360-day year consisting of twelve
                                          30-day months.

                                          Interest on the Class A-2 Notes, Class
                                          A-3B and Class A-4B Notes will accrue
                                          at a floating rate equal to LIBOR plus
                                          the additional percentage amount
                                          applicable to that class from each
                                          Distribution Date (or from, and
                                          including, the Closing Date with
                                          respect to the first Distribution
                                          Date) to the day preceding the next
                                          Distribution Date. LIBOR is the rate
                                          for deposits in U.S. dollars for a
                                          three-month period which appears on
                                          the Dow Jones Telerate Page 3750 (or
                                          similar replacement page) as of 11:00
                                          a.m., London time, on the related
                                          LIBOR determination date. The LIBOR
                                          determination date will be the second
                                          London business day prior to the
                                          Closing Date with respect to the first
                                          Distribution Date and, as to each
                                          subsequent Distribution Date
                                          thereafter, on the second London
                                          business day prior to the prior
                                          Distribution Date. Interest on these
                                          Notes will be calculated based upon
                                          the actual number of days elapsed and
                                          a 360-day year.

Priority of Principal
    Payments..........................    Principal of the Notes will be paid on
                                          each Distribution Date, after interest
                                          on the Notes has been paid, in the
                                          following order:

                                          -  to the Class A-1 Notes until the
                                             Class A-1 Notes are paid in full;

                                          -  to the Class A-2 Notes until the
                                             Class A-2 Notes are paid in full;

                                          -  to the Class A-3A Notes and Class
                                             A-3B Notes on a pro rata basis,
                                             based upon their respective
                                             principal balances, until the Class
                                             A-3A Notes and Class A-3B Notes are
                                             paid in full; and

                                          -  to the Class A-4A Notes and Class
                                             A-4B Notes on a pro rata basis,
                                             based upon their respective
                                             principal balances, until the Class
                                             A-4A Notes and Class A-4B Notes are
                                             paid in full.

The Trust Property:

General...............................    The trust property will include:

                                          -  a pool of retail installment sales
                                             contracts and a limited number of
                                             installment loans originated or
                                             purchased by WFS, all of which are
                                             secured by new or pre-owned
                                             automobiles or light duty trucks;

                                          -  the funds in the spread account;

                                          -  an insurance policy issued by
                                             Financial Security guaranteeing to
                                             the indenture trustee all payments
                                             of principal and interest to be
                                             made to holders of the Notes; and

                                          -  interest rate swap agreements.

The Contracts.........................    On or before the Closing Date, WFS
                                          will sell and assign the contracts,
                                          each of which is a retail installment
                                          sales contract or installment loan
                                          secured by a financed vehicle which is
                                          a new or pre-owned automobile or light
                                          duty truck, to WFSRC. On the Closing
                                          Date, WFSRC will transfer and assign
                                          the contracts to the trust. The trust
                                          will be funded by the transfer and
                                          assignment of contracts by WFSRC to
                                          the trust on the Closing Date.

                                          -  The trust receives the right to
                                             payments received under the
                                             contracts after the Cut-Off Date.
                                             The aggregated principal balance of
                                             the contracts on the Cut-Off Date
                                             will be not less than
                                             $1,350,000,000.

                                          -  The contracts are secured by first
                                             liens on the vehicles purchased
                                             under each contract.

                                          -  As of the Statistical Calculation
                                             Date, the contracts have a weighted
                                             average annual percentage rate of
                                             12.18% and a weighted average
                                             remaining maturity of 63.71 months.

                                          -  As of the Statistical Calculation
                                             Date, 97.51% of the aggregate
                                             principal amount of the contracts
                                             will be simple interest contracts
                                             and 2.49% will be Rule of 78's
                                             contracts.

                                          -  While the characteristics of the
                                             contracts transferred to the trust
                                             on the Closing Date may differ
                                             somewhat from this information, we
                                             anticipate that the variations will
                                             not be significant.

The Spread Account....................    The spread account is a segregated
                                          trust account in the name of the
                                          indenture trustee that will afford
                                          some limited protection against losses
                                          on the contracts. The spread account
                                          will be part of the trust. It will be
                                          created with an initial deposit by
                                          WFSRC in the amount of $13,500,000. On
                                          any Distribution Date, funds from the
                                          spread account will be available to
                                          cover any shortfalls in interest and
                                          principal required to be paid on the
                                          Notes.

                                          The funds in the spread account will
                                          be supplemented on each Distribution
                                          Date by any funds in the collection
                                          account remaining after making all of
                                          the payments necessary on that
                                          Distribution Date until the amount on
                                          deposit in the spread account is at
                                          least equal to 3.75% or 9.00% of the
                                          sum of the remaining principal balance
                                          of the contracts. The exact
                                          percentages used for the required
                                          balance in the spread account will
                                          depend upon the actual loss and
                                          delinquency performance of the
                                          contracts.

                                          If on the last day of any month or on
                                          any Distribution Date the amount on
                                          deposit in the spread account is
                                          greater than the amount required to be
                                          in that account on that date, the
                                          excess cash will be distributed in the
                                          following order:

                                          -  to Financial Security, to the
                                             extent of any unreimbursed amounts
                                             due to it,

                                          -  to WFSRC until it has received an
                                             amount equal to the spread account
                                             initial deposit, and

                                          -  to WFSRC or any other holder of the
                                             certificates.

                                          You will have no further rights to any
                                          excess cash paid to any of these
                                          entities.

The Note Policy.......................    On the Closing Date, Financial
                                          Security will issue a financial
                                          guaranty insurance policy, known as
                                          the note policy, for the benefit of
                                          the holders of the Notes. Under the
                                          note policy, Financial Security will
                                          unconditionally and irrevocably
                                          guarantee to the indenture trustee the
                                          payments of interest and principal due
                                          on the Notes during the term of the
                                          note policy.

                                          If, based upon a report due to the
                                          indenture trustee five days prior to a
                                          Distribution Date, it appears that
                                          insufficient funds will be available
                                          to pay to the holders of the Notes on
                                          that Distribution Date the full amount
                                          of the payment which will then be due
                                          to them, that shortfall will be paid
                                          first by drawing upon funds in the
                                          spread account and then by a claim
                                          upon the note policy. To the extent
                                          any claim is made upon the note
                                          policy, it is anticipated that the
                                          amount of that claim
                                          will be distributed on that
                                          Distribution Date.

Interest Rate Swaps...................    On the Closing Date, the issuer will
                                          enter into interest rate swap
                                          agreements to hedge the floating
                                          interest rate on the Class A-2 Notes,
                                          Class A-3B Notes and Class A-4B Notes,
                                          respectively, with Credit Suisse First
                                          Boston International, or any other
                                          swap provider acceptable to the rating
                                          agencies and Financial Security, as
                                          the swap counterparty. The interest
                                          rate swaps for the Class A-2 Notes,
                                          Class A-3B Notes and Class A-4B Notes
                                          will have initial notional amounts
                                          equal to the principal amount of the
                                          Class A-2 Notes, Class A-3B and Class
                                          A-4B Notes, respectively, on the
                                          Closing Date. The notional amount of
                                          each interest rate swap will decrease
                                          by the amount of any principal
                                          payments on the Class A-2 Notes, Class
                                          A-3B and Class A-4B Notes,
                                          respectively, on each Distribution
                                          Date.

                                          In general, under the interest rate
                                          swap agreements, on each Distribution
                                          Date the issuer will be obligated to
                                          pay the swap counterparty a fixed rate
                                          payment based on the notional amount
                                          of each interest rate swap and the
                                          swap counterparty will be obligated to
                                          pay a floating rate payment based on
                                          the interest rate of the Class A-2
                                          Notes, Class A-3B and Class A-4B
                                          Notes, as applicable, on the same
                                          notional amount. Payments on the
                                          interest rate swaps will be exchanged
                                          on a net basis. The obligations of the
                                          issuer under each interest rate swap
                                          agreement are secured under the
                                          indenture. Net swap payments made by
                                          the issuer rank higher in priority
                                          than payments on the securities.

THE CONTRACTS POOL:

                                          Most of the contracts were originated
                                          by automobile dealers located in
                                          California or one of the other states
                                          listed in the table on page 16 and
                                          purchased by WFS from those dealers;
                                          however, contracts representing no
                                          more than 2.60% of the Statistical
                                          Calculation Date aggregate principal
                                          balance are installment loans
                                          originated by WFS directly to
                                          consumers or by other independent auto
                                          finance companies, which loans were
                                          then purchased by WFS.

                                          WFS will select the contracts from its
                                          portfolio of fixed-interest rate
                                          contracts. The contracts which will
                                          be transferred to the trust were
                                          underwritten and purchased or
                                          originated by WFS in the ordinary
                                          course of its business operations. The
                                          information concerning the contracts
                                          presented throughout this term sheet
                                          is as of October 26, 2002. The
                                          contracts which will be transferred to
                                          the trust at the Closing Date will
                                          have an aggregate outstanding
                                          principal balance on the Cut-Off Date
                                          of not less than $1,350,000,000 and
                                          will include contracts purchased or
                                          originated through the Cut-Off Date.
                                          While the characteristics of the
                                          contracts actually transferred to the
                                          trust at the Closing Date may differ
                                          somewhat from the information
                                          described in the following table, we
                                          anticipate that the variations will
                                          not be significant.

                                                                                  CONTRACTS
                                                                                 IN THE TRUST
                                                                               -----------------
                                          Outstanding Principal Balance......  $1,214,526,056.10
                                            Minimum..........................  $          552.58
                                            Maximum..........................  $       70,328.65
                                            Average..........................  $       16,584.41
                                            Number of Contracts..............  $       73,233
                                          Financed Vehicles
                                            Percentage of New Vehicles.......             28.84%
                                            Percentage of Pre-owned
                                          Vehicles...........................             71.16%
                                            Percentage of Automobiles........             43.39%
                                            Percentage of Light Duty Trucks..             56.61%
                                            Percentage of Simple Interest
                                          Contracts..........................             97.51%
                                            Percentage of Rule of 78's
                                          Contracts..........................              2.49%
                                          Annual Percentage Rate
                                            Minimum..........................              5.00%
                                            Maximum..........................             36.00%
                                            Weighted Average.................             12.18%
                                          Remaining Maturities
                                            Minimum (Months).................                 4
                                            Maximum (Months).................                84
                                            Weighted Average (Months)........             63.71
                                          Original Maturities
                                            Minimum (Months).................                12
                                            Maximum (Months).................                84
                                            Weighted Average (Months)........             64.96
                                            Percentage over 60 Months........             55.92%
                                            Percentage over 72 Months........              1.64%

                                          Each of the contracts is fully
                                          amortizing and provides
                                          for level payments over its term, with
                                          the portions of principal and interest
                                          of each such level payment being
                                          determined on the basis of the simple
                                          interest or the Rule of 78's method.

REPURCHASE OF CONTRACTS AND REDEMPTION OF SECURITIES:

Optional Purchase.....................    On any Distribution Date as of which
                                          the aggregate principal balance of the
                                          contracts is equal to or less than
                                          $135,000,000, WFSRC may purchase all
                                          of the outstanding contracts from the
                                          trust at a purchase price equal to the
                                          unpaid principal amount of all classes
                                          of Notes outstanding plus accrued
                                          interest on each of those classes of
                                          Notes.

Prepayment and Redemption following
Optional Purchase.....................    If WFSRC exercises its optional
                                          purchase right,

                                          -  the amount paid by WFSRC equal to
                                             the price to purchase the contracts
                                             will be treated as collections and
                                             distributed to the holders of the
                                             Notes in addition to the
                                             distributions to which the holders
                                             would then otherwise be entitled to
                                             receive, and

                                          -  the contracts purchased by WFSRC
                                             will be transferred to WFSRC on
                                             that Distribution Date, and the
                                             trust will be terminated.

Mandatory Redemption..................    The Notes may be accelerated if an
                                          event of default has occurred and is
                                          continuing under the indenture. If an
                                          insurer default has occurred and is
                                          continuing and an event of default has
                                          occurred and is continuing, the
                                          indenture trustee may be permitted to
                                          accelerate the Notes. If an event of
                                          default has occurred and is continuing
                                          but no insurer default has occurred
                                          and is continuing, Financial Security
                                          will have the right, in addition to
                                          its obligation to make scheduled
                                          payments on the Notes in accordance
                                          with the terms of the note policy, but
                                          not the obligation, to elect to
                                          accelerate the Notes. If the Notes are
                                          accelerated, the master servicer or
                                          the indenture trustee will sell or
                                          otherwise liquidate the property of
                                          the trust and deliver the proceeds to
                                          the indenture trustee for distribution
                                          in accordance with the terms of the
                                          indenture.

TAX STATUS:

                                          In the opinion of Mitchell, Silberberg
                                          & Knupp LLP,
                                          special counsel for federal income and
                                             California income tax purposes:

                                          -  the Notes will be characterized as
                                             debt; and

                                          -  the trust will not be characterized
                                             as an association or a publicly
                                             traded partnership taxable as a
                                             corporation.

                                          If you purchase a note, you agree to
                                          treat it as debt for tax purposes.

ELIGIBILITY FOR PURCHASE BY
MONEY MARKET FUNDS:

                                          The Class A-1 Notes will be structured
                                          to be eligible securities for purchase
                                          by money market funds under Rule 2a-7
                                          under the Investment Company Act of
                                          1940, as amended. A money market fund
                                          should consult its legal advisers
                                          regarding the eligibility of the Class
                                          A-1 Notes under Rule 2a-7 and whether
                                          an investment in such Notes satisfies
                                          the fund's investment policies and
                                          objectives.

ERISA CONSIDERATIONS:

                                          The Notes are generally eligible for
                                          purchase by employee benefit plans
                                          that are subject to the Employee
                                          Retirement Income Security Act of
                                          1974, as amended, or Section 4975 of
                                          the Internal Revenue Code of 1986, as
                                          amended. However, administrators of
                                          employee and other benefit plans
                                          should review the matters discussed
                                          under "ERISA Considerations" in the
                                          prospectus and also should consult
                                          with their legal advisors before
                                          purchasing Notes.

                        DISTRIBUTION OF CONTRACTS BY APR

               The following table provides information about the contracts as of the Statistical Calculation Date relating to their annual percentage rate. While the characteristics of the contracts transferred to the trust at the Closing Date may differ somewhat from the information disclosed in this table, we anticipate that the variations will not be significant.

                                                                                     PERCENTAGE
                                                                                         OF
                                                                    SUM OF            AGGREGATE
                                               NUMBER OF           PRINCIPAL          PRINCIPAL
CONTRACT APR                                  CONTRACTS(1)        BALANCES(1)         BALANCE(1)
------------                                  ------------     -----------------     -----------
5.000% - 5.999%...............................   1,004         $   19,828,269.26         1.63%
6.000% - 6.999%...............................   2,667             53,885,577.25         4.44
7.000% - 7.999%...............................   4,435             88,015,387.61         7.25
8.000% - 8.999%...............................   6,271            121,214,122.78         9.98
9.000% - 9.999%...............................   7,827            147,081,981.50        12.11
10.000% - 10.999%.............................   7,119            128,213,933.95        10.56
11.000% - 11.999%.............................   6,068            106,438,050.22         8.76
12.000% - 12.999%.............................   7,087            118,972,875.22         9.80
13.000% - 13.999%.............................   5,219             84,975,210.42         7.00
14.000% - 14.999%.............................   5,331             82,758,159.77         6.81
15.000% - 15.999%.............................   4,424             66,220,877.26         5.45
16.000% - 16.999%.............................   3,956             56,133,137.43         4.62
17.000% - 17.999%.............................   3,163             43,043,756.91         3.54
18.000% - 18.999%.............................   2,635             33,243,735.57         2.74
19.000% - 19.999%.............................   1,828             22,448,813.17         1.85
20.000% - 20.999%.............................   1,774             19,860,178.48         1.64
21.000% - 21.999%.............................   1,379             13,043,120.10         1.07
22.000% and higher............................   1,046              9,148,869.20         0.75
                                                ------         -----------------       ------
Total.........................................  73,233         $1,214,526,056.10       100.00%
                                                ======         =================       ======

(1)  As of the Statistical Calculation Date.

                       Geographic Concentration of the Contracts

               The following table provides information about the contracts as of the Statistical Calculation Date based upon the state in which the new or pre-owned car dealer which originated a contract is located, or in the case of an installment loan, the state in which the office of the lender which originated the loan is located. While the characteristics of the contracts transferred to the trust at the Closing Date may differ somewhat from the information disclosed in this table, we anticipate that the variations will not be significant. The percentages do not add to 100.00% due to rounding.

                                                         SUM OF          PERCENTAGE OF
                                       NUMBER OF        PRINCIPAL          AGGREGATE
   STATE                             CONTRACTS(1)      BALANCES(1)     PRINCIPAL BALANCE(1)
   -----                             ------------     --------------   --------------------
   California........................   28,063        470,122,403.57          38.71%
   Washington........................    4,500         68,699,012.54           5.66
   Arizona...........................    3,623         60,722,667.66           5.00
   Colorado..........................    2,844         48,238,138.97           3.97
   Oregon............................    3,007         45,137,186.55           3.72
   Texas.............................    2,148         39,219,910.27           3.23
   Ohio..............................    2,307         34,518,015.75           2.84
   South Carolina....................    1,859         33,207,549.23           2.73
   Nevada............................    1,875         31,954,023.40           2.63
   North Carolina....................    1,720         30,136,819.45           2.48
   Florida...........................    1,746         28,227,547.35           2.32
   Virginia..........................    1,502         28,164,992.08           2.32
   Illinois..........................    1,522         24,396,039.54           2.01
   Idaho.............................    1,558         22,555,335.48           1.86
   Tennessee.........................    1,074         19,073,197.70           1.57
   Missouri..........................    1,150         18,422,364.14           1.52
   Michigan..........................    1,122         18,396,270.84           1.51
   Georgia...........................      912         17,783,783.08           1.46
   Utah..............................    1,134         17,305,317.00           1.42
   New York..........................    1,056         16,414,218.76           1.35
   Maryland..........................      792         15,534,386.22           1.28
   Pennsylvania......................      703         11,222,160.31           0.92
   New Jersey........................      607         10,403,106.38           0.86
   Indiana...........................      650         10,177,175.66           0.84
   Wisconsin.........................      629          9,937,455.14           0.82
   Alabama...........................      442          8,280,390.68           0.68
   Minnesota.........................      479          8,254,648.82           0.68
   Massachusetts.....................      498          8,216,946.05           0.68
   Kentucky..........................      542          8,168,171.12           0.67
   Delaware..........................      348          6,668,167.57           0.55
   New Hampshire.....................      373          6,018,160.42           0.50
   Oklahoma..........................      351          5,853,248.54           0.48
   New Mexico........................      381          5,780,426.75           0.48
   Iowa..............................      388          5,747,660.66           0.47
   Connecticut.......................      299          4,685,944.30           0.39
   Kansas............................      271          4,278,490.86           0.35
   Mississippi.......................      215          3,962,544.32           0.33
   Nebraska..........................      166          2,567,077.14           0.21
   West Virginia.....................      139          2,262,876.05           0.19
   Wyoming...........................      110          1,734,585.20           0.14
   Rhode Island......................       74          1,206,320.49           0.10
   South Dakota......................       47            750,540.76           0.06
   Maine.............................        6            110,460.65           0.01
   Vermont...........................        1             10,318.65           0.00
                                        ------     -----------------         ------
   Total:............................   73,233     $1,214,526,056.10         100.00%
                                        ======     =================         ======

(1) As of the Statistical Calculation Date.

                       WEIGHTED AVERAGE LIVES OF THE NOTES

               Prepayments on contracts can be measured relative to a payment standard or model. The model used in this term sheet, the Absolute Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the contracts transferred to the trust.

               As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the contracts, final payment of any class of Notes could occur significantly earlier than its Final Scheduled Distribution Date. Reinvestment risk associated with early payment of the Notes of any class will be borne exclusively by the holders of those Notes.

               The table captioned "Percentage of Initial Note Balance at Various ABS Percentages" is referred to as the ABS Table and has been prepared on the basis of the characteristics of the contracts described under "The Contracts Pool", but with an assumed aggregate principal balance of $1,350,000,000. The ABS Table assumes that:

   - the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,

   - the monthly principal and interest payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days,

   - payments are made on the Notes on each Distribution Date (and each such date is assumed to be the twentieth day of each applicable month),

   -  the Notes are purchased on the Closing Date,

   - the trustees' fees and expenses are zero and the annual servicing fee percent is 1.25%, and

   - WFSRC exercises its optional purchase right on the earliest Distribution Date on which that option may be exercised.

               The ABS Table indicates the projected weighted average life of each class of Notes and sets forth the percentage of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

               The ABS Table also assumes that the contracts have been aggregated into hypothetical pools with all of the contracts within each such pool having the following characteristics and that the level scheduled payment for each of the pools, which is based on the aggregate scheduled balance, annual percentage rate, original term to maturity and remaining term to maturity as of the assumed Cut-Off Date, will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                           ASSUMED CONTRACT CHARACTERISTICS

                                                                       REMAINING      ORIGINAL
                                      SUM OF                             TERM           TERM
                                     PRINCIPAL                        TO MATURITY    TO MATURITY
    POOLS                            BALANCES               APR       (IN MONTHS)    (IN MONTHS)
    -----                        -----------------         ------     -----------    -----------
     1.........................  $    8,944,727.29         14.842%         34             34
     2.........................      10,275,092.35         14.684%         33             34
     3.........................      10,139,813.84         15.523%         31             34
     4.........................      28,682,506.11         14.117%         47             47
     5.........................      29,845,023.28         14.159%         46             47
     6.........................      29,866,126.25         15.251%         45             47
     7.........................     153,796,645.69         12.932%         60             60
     8.........................     168,323,448.29         12.949%         59             60
     9.........................     155,233,937.87         13.826%         57             60
    10.........................     254,222,110.21         10.952%         71             71
    11.........................     264,951,314.61         11.045%         70             71
    12.........................     213,639,972.06         11.635%         68             71
    13.........................       7,666,367.26          9.076%         83             83
    14.........................       8,298,479.74          9.188%         82             83
    15.........................       6,114,435.15          9.636%         79             83
                                 -----------------
    Total......................  $1,350,000,000.00
                                 =================

               The actual characteristics and performance of the contracts will differ from the assumptions used in preparing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the contracts will prepay at a constant ABS rate until maturity or that all of the contracts will prepay at the same ABS rate. Moreover, the diverse terms of contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the contracts are as assumed. Any difference between those assumptions and the actual characteristics and performance of the contracts, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average life of each class of Notes.

             PERCENTAGE OF INITIAL NOTE BALANCE AT VARIOUS ABS PERCENTAGES

                                                                 CLASS A-3A AND         CLASS A-4A AND
                CLASS A-1 NOTES         CLASS A-2 NOTES            A-3B NOTES           AND A-4B NOTES
              -------------------    ---------------------     -------------------    --------------------
DISTRIBUTION  0.5% 1.0%  1.8% 2.5%   0.5%  1.0% 1.8%   2.5%    0.5% 1.0% 1.8%  2.5%   0.5%  1.0%  1.8% 2.5%
              ---  ---   ---  ---    ---   ---  ---    ---     ---  ---  ---   ---    ---   ---   ---  ---
Date
Closing Date  100% 100%  100% 100%   100%  100% 100%   100%    100% 100% 100%  100%   100%  100%  100% 100%
February 2003  73   64    51   39    100   100  100    100     100  100  100   100    100   100   100  100
May 2003       45   29     4    0    100   100  100     84     100  100  100   100    100   100   100  100
August 2003    18    0     0    0    100    96   64     35     100  100  100   100    100   100   100  100
November 2003   0    0     0    0     91    66   25      0     100  100  100    94    100   100   100  100
February 2004   0    0     0    0     67    37    0      0     100  100   94    69    100   100   100  100
May 2004        0    0     0    0     43     9    0      0     100  100   74    46    100   100   100  100
August 2004     0    0     0    0     19     0    0      0     100   90   56    25    100   100   100  100
November 2004   0    0     0    0      0     0    0      0      98   75   38     5    100   100   100  100
February 2005   0    0     0    0      0     0    0      0      84   60   22     0    100   100   100   80
May 2005        0    0     0    0      0     0    0      0      71   46    7     0    100   100   100   55
August 2005     0    0     0    0      0     0    0      0      58   33    0     0    100   100    89    0
November 2005   0    0     0    0      0     0    0      0      45   20    0     0    100   100    70    0
February 2006   0    0     0    0      0     0    0      0      33    8    0     0    100   100    53    0
May 2006        0    0     0    0      0     0    0      0      20    0    0     0    100    95     0    0
August 2006     0    0     0    0      0     0    0      0       8    0    0     0    100    79     0    0
November 2006   0    0     0    0      0     0    0      0       0    0    0     0     94    64     0    0
February 2007   0    0     0    0      0     0    0      0       0    0    0     0     77    50     0    0
May 2007        0    0     0    0      0     0    0      0       0    0    0     0     60     0     0    0
August 2007     0    0     0    0      0     0    0      0       0    0    0     0     43     0     0    0
November 2007   0    0     0    0      0     0    0      0       0    0    0     0      0     0     0    0
WEIGHTED
AVERAGE LIFE
(YEARS)       0.60 0.50  0.40  0.37   1.57  1.290.99   0.81    3.06  2.60 1.99 1.62    4.70 4.24   3.292.61


               The weighted average life of a note is determined for the above table by (x) multiplying the amount of each principal payment on a note by the number of periods (months) from the date of issuance of the note to the related Distribution Date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

               The preceding table has been prepared based on the assumptions described under "Weighted Average Lives of the Notes", including the assumptions regarding the characteristics and performance of the contracts, which will differ from their actual characteristics and performance, and should be read in conjunction with those assumptions.

               CONTRACT DELINQUENCY AND CONTRACT LOSS INFORMATION

   The following tables set forth (i) the delinquency experience in regard to contracts originated and serviced by WFS and its affiliates, including contracts subsequently securitized, at December 31, 1999 through 2001 and at September 30, 2001 and September 30, 2002 and (ii) the loss experience for contracts originated and serviced by WFS and its affiliates, including contracts subsequently securitized, for the years ended December 31, 1999 through 2001 and for the nine month period ending September 30, 2001 and September 30, 2002. There is no assurance that the future delinquency and loss experience of the Contracts will be similar to that set forth below. WFS defines delinquency as being past due based on the contractual due date of the underlying contract. The dollar amounts shown in these tables are net of interest not yet earned on Rule of 78's contracts. With respect to the Contract Loss Experience table, it is the policy of WFS to charge-off a contract that becomes 120 days delinquent or is classified as a non-performing asset, whether that contract is owned by WFS or serviced by WFS for others. WFS believes that its chargeoff policy is consistent with that customarily used in the automobile finance industry.

                         CONTRACT DELINQUENCY EXPERIENCE

                                            AS OF SEPTEMBER 30,
                            -----------------------------------------------
                                   2002                     2001
                            ---------------------    ----------------------
                            NUMBER                   NUMBER
                              OF                       OF
                           CONTRACTS     AMOUNT     CONTRACTS      AMOUNT
                           ---------   ----------   ---------    ----------
Contracts serviced......    751,654    $9,269,265    682,071     $7,978,837
Period of
 delinquency............
                            -------    ----------    -------     ----------
   30 -- 59 days........     21,749    $  225,912     18,105     $  174,734
   60 -- 89 days........      6,580        66,714      5,093         48,057
   90 days or  more.....      2,667        25,667      2,303         21,211
                            -------    ----------    -------     ----------
    Total contracts
      and amount
      delinquent........     30,996    $  318,293     25,501     $  244,002
                            =======    ==========    =======     ==========
Delinquencies as a
 percentage
 of number
 and amount
 of contracts
 outstanding                   4.12%         3.43%      3.74%          3.06%


                                                        AS OF DECEMBER 31,
                            ----------------------------------------------------------------------------
                                   2001                       2000                       1999
                            ---------------------     ----------------------     -----------------------
                            NUMBER                    NUMBER                     NUMBER
                              OF                        OF                         OF
                           CONTRACTS     AMOUNT      CONTRACTS      AMOUNT      CONTRACTS       AMOUNT
                           ---------   ----------    ---------    ----------    ---------     ----------
Contracts serviced......    690,401    $8,152,882     616,011     $6,818,182     524,709      $5,354,385
Period of
 delinquency............
                            -------    ----------     -------     ----------     -------      ----------
   30 -- 59 days........     21,907    $  217,873      16,787     $  157,843      12,868      $  107,416
   60 -- 89 days........      6,227        60,685       4,475         40,679       3,511          29,738
   90 days or  more.....      2,571        24,605       2,006         18,487       1,711          14,872
                            -------    ----------     -------     ----------     -------      ----------
    Total contracts
      and amount
      delinquent........     30,705    $  303,163      23,268     $  217,009      18,090      $  152,026
                            =======    ==========     =======     ==========     =======      ==========
Delinquencies as a
 percentage
 of number
 and amount
 of contracts
 outstanding                   4.45%         3.72%       3.78%          3.18%       3.45%          2.84%


                            CONTRACT LOSS EXPERIENCE

                                                        FOR THE
                                                      NINE MONTHS
                                                         ENDED
                                                      SEPTEMBER 30,                 FOR THE YEAR ENDED DECEMBER 31,
                                               ---------------------------    -------------------------------------------
                                                  2002             2001          2001            2000             1999
                                               ----------       ----------    ----------      ----------       ----------
                                                                 (DOLLARS IN THOUSANDS)
Contracts serviced at end of period.......     $9,269,265       $7,978,837    $8,152,882      $6,818,182       $5,354,385
                                               ==========       ==========    ==========      ==========       ==========
 Average during period....................     $8,672,049       $7,403,432    $7,576,681      $6,076,814       $4,840,363
                                               ==========       ==========    ==========      ==========       ==========
 Gross chargeoffs of contracts
  during period...........................     $  229,216       $  162,747    $  236,834      $  165,937       $  150,518
 Recoveries of contracts charged
  off in current and prior periods........         62,548           49,375        64,626          49,697           47,581
                                               ----------       ----------    ----------      ----------       ----------
 Net chargeoffs..................              $  166,668       $  113,372    $  172,208      $  116,240       $  102,937
                                               ==========       ==========    ==========      ==========       ==========

 Net chargeoffs as a percentage
  of average contracts
  outstanding during period
  (annualized)...................                   2.56%            2.04%         2.27%           1.91%            2.13%

    Delinquencies as a percentage of amount of contracts outstanding increased 12.0% from 2.84% at December 31, 1999 to 3.18% at December 31, 2000, then increased 17.0% from December 31, 2000 to 3.72% at December 31, 2001. At September 30, 2002, delinquencies as a percentage of amount of contracts outstanding increased 12.1% to 3.43% compared to 3.06% at September 30, 2001.

   Net charge-offs as a percentage of contracts outstanding for contracts originated and serviced by WFS decreased 10.3% to 1.91% in 2000 compared with 2.13% in 1999, then increased 18.8% from 2000 to 2.27% in 2001. Net charge-offs as a percentage of contracts outstanding for contracts originated or purchased and serviced by WFS increased 25.5% to 2.56% for the nine months ended September 30, 2002, compared with 2.04% for the nine months ended September 30, 2001.